EXHIBIT 10.4

                  O g l e  P r o p e r t i e s,  L L C


Telephone: (805) 565-5298                                     Postal Address
Facsimile: (805) 565-5295                                      P.O. Box 5266
E-Mail: FBOgle@msn.com                               Santa Barbara, CA 93150
                                                   Physical Address Delivery
                                         1224 Coast Village Circle, Suite 24
                                                     Santa Barbara, CA 93108


                            December 3, 2001

Mr. Aleron H. Larson, Jr.
Delta Petroleum Corporation
555 17th Street, Suite 3310
Denver, CO 80202

     RE:  Letter Agreement regarding January 3, 1995,
          Ogle-Delta Purchase and Sale Agreement:
          Contingent Amendment of Payment Terms

Dear Buzz:

     This letter serves to memorialize our November 19, 2001 discussions regarding the referenced matter. As you know, Ogle Properties, LLC is the successor entity to Burdette A. Ogle, and thereby party to that certain "Purchase and Sale Agreement" dated January 3, 1995 (the "Purchase and Sale Agreement") by and between Delta Petroleum Corporation and Burdette A. Ogle, those several instruments of conveyance of even date therewith and related thereto each of which is entitled "Assignment, Conveyance and Bill of Sale of Federal Oil and Gas Leases Reserving a Production Payment" (collectively, the "Assignments"), and to that certain Agreement dated December 17, 1998 amending the Assignments (the "First Amendment"), and to that certain agreement dated December 30, 1999 (The "Second Amendment"). The foregoing documents are collectively referred to for the purposes of this letter agreement as the "Ogle Agreement."

     Pursuant to Sections II-9 and II-10 of the Assignments, as amended, Delta is required to pay Ogle Properties $350,000 on or before January 3 of each year unless Delta gives notice ninety days prior to that date (for purposes of this letter agreement, the "Notice Deadline") of its intent to reassign the "Interests" which are the subject of the Purchase and Sale Agreement to Ogle. This year, to avoid putting Delta in a potential default position with its lenders, Ogle Properties has twice extended the Notice Deadline. By virtue of those extensions, the current deadline is December 3, 2001.

     There remains some uncertainty regarding whether Delta will be able to make the $350,000 payment on or before January 3, 2002. Ogle Properties does not wish to force Delta to reassign the Interests, nor does it wish to place Delta in a default position. Therefore, for the parties' mutual benefit and consideration, Delta and Ogle Properties agree as follows:

1) The Assignments are temporarily amended, until January 3, 2002, to extend the Notice Deadline to 5:00 p.m. Pacific Time on December 26, 2001.

2) Delta shall continue to exercise diligent efforts to secure the requisite financing to pay Ogle Properties $350,000 on or before January 3, 2002, but no earlier than January 1, 2002, as currently required under the terms of the Ogle Agreement.

3) If, despite its diligent efforts, Delta is unable to pay Ogle Properties $350,000 on or before January 3, 2002, but no earlier than January 1, 2002, the following provisions shall apply:

     a) Delta shall pay Ogle Properties $87,500 on or before January 3, 2002, but no earlier than January 1, 2002, and shall execute a promissory note in favor of Ogle Properties in the principal sum of $262,500, with interest at the rate of 10% per annum, compounded monthly, which promissory note shall be substantially in the form of Exhibit A and incorporated here by this reference (the "Promissory Note").

     b) Upon payment of the initial amount recited in paragraph 3(a) above, Delta shall execute the "Agreement - Third Amendment" in the form of Exhibit B and incorporated here by this reference.

     c) If payment of the final amount owing under the Promissory Note described in paragraph 3(a) above occurs on or after February 15, 2002, then upon payment of such final amount Delta shall execute the "Agreement - Fourth Amendment" in the form of Exhibit C attached hereto and incorporated here by this reference; provided, however, that the "Sharing Percentage" stated in such Agreement - Fourth Amendment shall be fixed based upon the date on which Delta makes such final payment, determined as follows:

                  Date of Final Payment         Applicable Sharing Percentage

            February 15, 2002 to and including
            April 3, 2002                                   7.33%

            May 15, 2002 to and including July 3,
            2002                                            8.67%

            August 15, 2002 to and including
            October 3, 2002                                10.00%


     d) If Delta defaults under the Promissory Note, Delta shall reassign the Leases (as defined in the Assignments) to Ogle Properties, or to such MMS-qualified entity as Ogle Properties shall designate in writing, in the same manner as if Ogle Properties had elected to reacquire the Leases pursuant to Section II-10.A of the Assignments. In that event, Delta shall not be entitled to any refund of any amounts previously paid pursuant to this Letter Agreement or the Promissory Note.

4) This letter agreement and the rights of the parties under this letter agreement shall be governed by and interpreted in accordance with Colorado law.

5) This letter agreement shall bind and benefit the parties and their respective heirs, executors, administrators, legal representatives, successors and assigns.

6) Each individual signing this letter agreement on behalf of an entity warrants and represents to the other signer(s) that he is duly authorized to sign for that entity and to bind that entity to the terms and conditions of this letter agreement.

7) This letter agreement may be amended only by a separate written agreement signed by all parties hereto.

8) This letter agreement may be executed in one or more counterparts, which shall together constitute one document.

     If the foregoing accurately states our agreement regarding this matter, please so indicate by signing in the space provided below and returning one original to me for our files.

                              Sincerely,

                              OGLE PROPERTIES, LLC


                              By: /s/  Burdette A. Ogle
                                   Burdette A. Ogle, President


AGREED:

DELTA PETROLEUM CORPORATION


By: /s/ Aleron H. Larson, Jr.                      12/3/01
     Aleron H. Larson, Jr., Chairman               Date

                                                                  EXHIBIT "A"

                             PROMISSORY NOTE


U.S. $262,500                                               Denver, Colorado
                                                             January 3, 2002

     FOR VALUE RECEIVED, DELTA PETROLEUM CORPORATION, a Colorado corporation ("Maker") promises to pay to the order of OGLE PROPERTIES, LLC, 1224 Coast Village Circle, Suite 24, Santa Barbara, California 93108 ("Lender"), or such other place as any holder may from time to time designate in writing to Maker, the principal sum of TWO HUNDRED SIXTY-TWO THOUSAND FIVE HUNDRED DOLLARS AND NO/100 ($262,500.00), together with interest from the date of this Note on the unpaid principal balance at the rate of ten percent (10%) per annum, compounded monthly. Principal and accrued interest shall be paid in three equal installments of Ninety-One Thousand Nine Hundred Forty Eight Dollars and 17/100 ($91,948.17) payable on April 3, 2002, July 3, 2002 and October 3,
2002. If not sooner paid, the balance of principal and accrued interest shall be due and payable on October 3, 2002.

     Prepayment of principal may be made at any time, or from time to time, in whole or in part, without penalty or premium. All payments on this Note shall be applied first to interest accrued to the date of payment, and the balance shall be applied to principal reduction.

     Reference is made to that certain "Purchase and Sale Agreement" dated January 3, 1995 (the "Purchase and Sale Agreement") by and between Delta Petroleum Corporation and Burdette A. Ogle, those several instruments of conveyance of even date therewith and related thereto each of which is entitled "Assignment, Conveyance and Bill of Sale of Federal Oil and Gas Leases Reserving a Production Payment" (collectively, the "Assignments"), and to that certain Agreement dated December 17, 1998 amending the Assignments (the "First Amendment"), that certain agreement dated December 30, 1999 (The "Second Amendment"), and to that certain Letter Agreement dated December 17, 2001 by and between Maker and Lender (the "Letter Agreement"). The Letter Agreement specifies additional rights of Lender in the event of a default under this Note.

     Lender shall have the right, at the Lender's sole option, to declare this Note in default upon: (1) failure of Maker to make, when due, any payment of principal or interest as required by this Note; (2) insolvency of the Maker or any guarantor, or the commencement of any bankruptcy or insolvency proceedings by or against Maker or any guarantor; or (3) default under any provision of the Letter Agreement. If Lender declares the unpaid balances of this Note in default, as provided above, Maker shall reassign the Leases that are the subject of the Assignments to Lender, as specified in paragraph 3(d) of the Letter Agreement. In that event, Maker shall not be entitled to any refund of any amounts previously paid pursuant to this Note, but shall not be required to pay any amounts then remaining due under this Note.

     Forbearance or delay, however long such delay may be, by Lender to exercise Lender's option with respect to any events giving rise to that option shall not constitute a waiver of holder's rights as to any subsequent event. Exercise of this option may be without notice to Maker, notice of exercise being expressly waived.

     Time is of the essence in this Note. Maker agrees to pay all costs and expenses (including, without limitation, reasonable attorneys' fees, court costs, and expenses of collection, suit, or both) incurred by any holder arising out of or relating to the collection of the sums due under this Note.

     All persons and entities now or at any time liable for the payment of this Note, for themselves, their heirs, legal representatives, successors, and assigns, (1) expressly waive presentment (other than delivery of this original Note to Maker upon its payment in full), demand, notice, protest, notice of dishonor, the right of subrogation, and diligence in the collection of the sums due under this Note; (2) consent that the time for all payments, or any part of any payment, may be extended, rearranged, renewed, or postponed by any holder, in holder's sole discretion (any number of times and for any duration) without modifying, altering, releasing, affecting, or limiting the liability of any party; (3) agree that a holder shall not be required first to institute any suit, or to exhaust any remedies against Maker or any other person or entity liable under this Note or against any collateral securing this Note in order to enforce payment of this Note; and (4) consent to any holder's impairment of recourse against other parties to this Note or any collateral securing this Note.

                                    DELTA PETROLEUM CORPORATION


                                    By: _______________________________
                                        Aleron H. Larson, Jr., Chairman

                                                                  EXHIBIT "B"

                         AGREEMENT - THIRD AMENDMENT

     This Agreement is entered into effective as of January 3, 2002, by and between Delta Petroleum Corporation, a Colorado corporation, 555 17th Street, Suite 3310, Denver, Colorado 80202 and Ogle Properties, LLC, 1224 Coast Village Circle, Suite 24, Santa Barbara, California 93108.

                                 RECITALS

     A. The parties hereto, considering that Ogle Properties, LLC is the successor entity to Burdette A. Ogle, are also parties to that certain "Purchase and Sale Agreement" dated January 3, 1995 (the "Purchase and Sale Agreement"), those several instruments of conveyance of even date therewith and related thereto each of which is entitled "Assignment, Conveyance and Bill of Sale of Federal Oil and Gas Leases Reserving a Production Payment" (collectively, the "Assignments"), that certain Agreement dated December 17, 1998 amending the Assignments (the "First Amendment"), and to that certain agreement dated December 30, 1999 (the "Second Amendment").

     B.   The parties desire to further amend the Assignments.

                                AGREEMENT

     FOR VALUABLE CONSIDERATION, the receipt and adequacy of which are acknowledged, the parties agree as follows:

     1. Section II-11, which was added to each of the Assignments by the Second Amendment, shall be amended to read as follows:

               11. In the event Assignee receives any compensation in any form as payment, award or other consideration arising from or relating to any agreement, settlement, surrender, cancellation, judgment, decree, regulatory action or other arrangement, whether voluntary or involuntary and whether arising or resulting from legislation, litigation, administrative action or otherwise, with or by any governmental unit (whether federal, state or local) or other party precluding the further development of the Interests, Assignee shall pay Assignor the lesser of: (x) six percent (6%) of the gross stated value of such compensation; or, (y) the remaining balance of the Production Payment. To the extent that such agreement, settlement, surrender, cancellation, judgment, decree, regulatory action or other arrangement precludes development of less than all of the Interests, the amount paid to Assignor pursuant to this Section 11 shall be deducted from and reduce amounts due under the Production Payment upon actual production of Substances, but the Production Payment shall otherwise remain in effect with respect to any Interest, the development of which is not so precluded.

     2. The parties hereby ratify the Purchase and Sale Agreement and the Assignments, as amended by the First Amendment, the Second Amendment and this Agreement.

     3. This Agreement may be executed in one or more counterparts, which shall together constitute one document. This Agreement may be executed by means of facsimile signatures without the necessity of further proof of execution.

Executed effective as of the date first above written.


OGLE PROPERTIES, LLC                      DELTA PETROLEUM CORPORATION


By:_______________________________        By:________________________________
    Burdette A. Ogle, President               Aleron H. Larson, Jr., Chairman

                                                                  EXHIBIT "C"

                         AGREEMENT - FOURTH AMENDMENT


     This Agreement is entered into effective as of ______________, 2002, by and between Delta Petroleum Corporation, a Colorado corporation, 555 17th Street, Suite 3310, Denver, Colorado 80202 and Ogle Properties, LLC, 1224 Coast Village Circle, Suite 24, Santa Barbara, California 93108.

                                 RECITALS

     A. The parties hereto, considering that Ogle Properties, LLC is the successor entity to Burdette A. Ogle, are also parties to that certain "Purchase and Sale Agreement" dated January 3, 1995 (the "Purchase and Sale Agreement"), those several instruments of conveyance of even date therewith and related thereto each of which is entitled "Assignment, Conveyance and Bill of Sale of Federal Oil and Gas Leases Reserving a Production Payment" (collectively, the "Assignments"), that certain Agreement dated December 17, 1998 amending the Assignments (the "First Amendment"), that certain agreement dated December 30, 1999 (the "Second Amendment"), and to that certain Agreement - Third Amendment dated January 3, 2002 (the "Third Amendment").

     B.   The parties desire to further amend the Assignments.

                                 AGREEMENT

     FOR VALUABLE CONSIDERATION, the receipt and adequacy of which are acknowledged, the parties agree as follows:

     1. Section II-11, which was added to each of the Assignments by the Second Amendment and amended by the Third Amendment, shall be amended to read as follows:

               11. In the event Assignee receives any compensation in any form as payment, award or other consideration arising from or relating to any agreement, settlement, surrender, cancellation, judgment, decree, regulatory action or other arrangement, whether voluntary or involuntary and whether arising or resulting from legislation, litigation, administrative action or otherwise, with or by any governmental unit (whether federal, state or local) or other party precluding the further development of the Interests, Assignee shall pay Assignor the lesser of: (x) [Sharing Percentage
          - reference December 20, 2001 Letter Agreement] percent (_____%) of the gross stated value of such compensation; or, (y) the remaining balance of the Production Payment. To the extent that such agreement, settlement, surrender, cancellation, judgment, decree, regulatory action or other arrangement precludes development of less than all of the Interests, the amount paid to Assignor pursuant to this Section 11 shall be deducted from and reduce amounts due under the Production Payment upon actual production of Substances, but the Production Payment shall otherwise remain in effect with respect to any Interest, the development of which is not so precluded.

     2. The parties hereby ratify the Purchase and Sale Agreement and the Assignments, as amended by the First Amendment, the Second Amendment, the Third Assignment and this Agreement.

     3. This Agreement may be executed in one or more counterparts, which shall together constitute one document. This Agreement may be executed by means of facsimile signatures without the necessity of further proof of execution.


Executed effective as of the date first above written.



OGLE PROPERTIES, LLC                      DELTA PETROLEUM CORPORATION


By:_______________________________        By:________________________________
    Burdette A. Ogle, President               Aleron H. Larson, Jr., Chairman